                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

            --------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                          Date of Report: May 23, 2005
                          ----------------------------
                        (date of earliest event reported)

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

               Delaware               333-123974            23-2811925
               --------               ----------            ----------
            (State or Other           (Commission        (I.R.S. Employer
    Jurisdiction of Incorporation)    File Number)     Identification Number)

                                 200 Witmer Road
                                 ---------------
                           Horsham, Pennsylvania 19044
                           ---------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 7 are not included because they are not applicable.

Item 8.01.        Other Events
------------------------------

Filing of Computational Materials

                  In connection with the proposed offering of the GMAC
Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series
2005-C1 Class A-1, Class A-1A, Class A-2, Class A-3, Class-A-4, Class A-J, Class
B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class
L, Class M, Class N, Class O, Class P, Class X-1, Class X-2, Class R-I, Class
R-II and Class R-III (the "Certificates"; the Class A-1, Class A-1A, Class A-2,
Class A-3, Class A-4, Class X-2, Class A-J, Class B, Class C, and Class D
Certificates being the "Publicly Offered Certificates"), the Registrant has been advised by Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc. and
GMAC Commercial Holding Capital Markets Corp. as underwriters (collectively, the
"Underwriters"), that, in connection with the sale of the Publicly Offered
Certificates, the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering (e.g. the number of classes, seniority, interest rate) and miscellaneous similar items (the "Computational
Materials") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-123974 but prior to the availability of a final Prospectus relating to the Publicly Offered
Certificates. The Computational Materials are being filed as an exhibit to this report.

                  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials
may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the
Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

                  For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the
Notes, any of the following: yield; average life; duration, expected maturity;
interest rate sensitivity; loss sensitivity; cash flow characteristics;
background information regarding the Mortgage Loans; the proposed structure;
decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational
Materials listed as Exhibit 99.1 hereto are filed herewith.

                                      -2-

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1     Computational Materials prepared by the Underwriters in
               connection with the sale of the Publicly Offered Certificates of the Registrant.

                                      -3-

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GMAC COMMERCIAL MORTGAGE SECURITIES, INC.,
                                 Registrant

                                 By:  /s/ David Lazarus
                                      ---------------------------------------
                                      Name:   David Lazarus
                                      Title:  Vice President

Date:    May 23, 2005

EXHIBIT INDEX

Exhibit No.   Description of Exhibit
-----------   ----------------------

99.1          Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.